     As filed with the Securities and Exchange Commission on December 31, 1997

                                            1933 Act Registration No. 33-96132
                                            1940 Act Registration No. 811-9086

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]
         Pre-Effective Amendment No.                              [ ]

         Post-Effective Amendment No. 5                           [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
         Amendment No. 7                                          [X]

                               ------------------

                   WATERHOUSE INVESTORS FAMILY OF FUNDS, INC.
       (formerly known as Waterhouse Investors Cash Management Fund, Inc.)
               (Exact Name of Registrant as Specified in Charter)

                    100 Wall Street, New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, Including Area Code:
                                 (212) 806-3500

                          Richard W. Ingram, President
                   Waterhouse Investors Family of Funds, Inc.
            60 State Street, Suite 1300, Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

Copies of communications to:

Margery K. Neale, Esq.

Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, New York, 10022-9998


Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:


         [ ] Immediately upon filing pursuant to paragraph (b)

         [ ] 60 days after filing pursuant to paragraph (a) (1)

         [ ] On (date) pursuant to paragraph (b)

         [ ] On (date) pursuant to paragraph (a) (1)

         [X] 75 days after filing pursuant to paragraph (a) (2)

         [ ] On (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                   WATERHOUSE INVESTORS FAMILY OF FUNDS, INC.

                              CROSS REFERENCE SHEET

 (Prospectus offering Waterhouse Investors Dow Jones Industrial Average(SM)
  Index Fund)

Between Items Enumerated in Part A of Form N-1A and Prospectus and Between Items Enumerated in Part B of Form N-1A and Statement of Additional Information Pursuant to Rule 481(a) under the Securities Act of 1933

Item Number of
Form N-1A; Part A                         Location in Prospectus
-----------------                         ----------------------
1.  Cover Page ........................   Cover Page


2.  Synopsis ..........................   A Profile of the Fund

3.  Condensed Financial Information ...   Inapplicable

4.  General Description of Registrant .   A Profile of the Fund; The Fund in
                                          Detail; Other Information -- General
                                          Information about the Fund


5.  Management of the Fund ............   Operating Expenses and Fees

5A. Management's Discussion of Fund
    Performance .......................   Inapplicable


6.  Capital Stock and Other Securities    How to Buy and Sell Shares; Dividends;
                                          Other Information

7.  Purchase of Securities Being Offered  A Profile of the Fund; Other
                                            Information -- Pricing
                                          Your Shares; How to Buy and Sell
                                            Shares;
                                          Operating Expenses and Fees

8.  Redemption or Repurchase ..........   How to Buy and Sell Shares


9.  Pending Legal Proceedings .........   Inapplicable

                  (Statement of Additional Information offering
         Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund)


Item Number of                              Location in Statement
Form N-1A; Part B                           of Additional Information
-----------------                           -------------------------
10.  Cover Page .......................     Front Cover Page

11.  Table of Contents ................     Table of Contents

12.  General Information and History ..     Inapplicable


13.  Investment Objectives and Policies     Investment Policies and Restrictions


14.  Management of the Fund ...........     Directors and Executive Officers

15.  Control Persons and Principal Holders
     of Securities ....................     Directors and Executive Officers

16.  Investment Advisory and Other
     Services .........................     Directors and Executive Officers;
                                            The Investment Manager; Investment
                                            Management, Distribution and Other
                                            Services

17.  Brokerage Allocation and Other
     Practices ........................     Portfolio Transactions

18.  Capital Stock and Other Securities     Shareholder Rights

19.  Purchase, Redemption and Pricing of
     Securities Being Offered .........     Dividends and Taxes; Additional
                                            Purchase and Redemption Information

20.  Tax Status .......................     Dividends and Taxes

21.  Underwriters .....................     Investment Management, Distribution
                                            and Other Services

22.  Calculation of Performance Data ..     Performance


23.  Financial Statements .............     Inapplicable

                              CROSS REFERENCE SHEET
          (Prospectus offering Money Market Portfolio, U.S. Government
                       Portfolio and Municipal Portfolio)
                          Not Applicable in this Filing

                              CROSS REFERENCE SHEET
      (Statement of Additional Information offering Money Market Portfolio,
               U.S. Government Portfolio and Municipal Portfolio)
                          Not Applicable in this Filing

Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


    ------------------------------------------------------------------------
                              WATERHOUSE INVESTORS
                    DOW JONES INDUSTRIAL AVERAGE(SM) INDEX FUND

                                     [date]


This Prospectus offers shares of the Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund (the "Fund"), a separate, no-load portfolio of the Waterhouse Investors Family of Funds, Inc. (the "Company"). The Company is an open-end management investment company (a mutual fund). The Fund seeks to track the total return of the Dow Jones Industrial Average(SM) index before Fund expenses.

This Prospectus contains information about the Fund which a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information relating to the Fund dated [date] (as supplemented from time to time) (the "SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The SAI is available upon request and without charge by writing the Fund or Waterhouse Securities, Inc., 100 Wall Street, New York, New York 10005, or by calling 1-800-934-4410. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Fund.

An investment in the Fund is neither insured nor guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and is not a deposit or obligation of, or guaranteed or endorsed by, any bank.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                              WATERHOUSE INVESTORS
                    DOW JONES INDUSTRIAL AVERAGE(SM) INDEX FUND

A PROFILE OF THE FUND
------------------------------------------------------------------------------


Investment Objective of the Fund
The Fund seeks to track the total return of the Dow Jones Industrial Average(SM) before Fund expenses. See "The Fund in Detail."


Who May Want to Invest
The Fund is designed for the following investors:

o Investors looking for a convenient way to seek to match the performance of the Dow Jones Industrial Average(SM), one of the most widely followed market indicators in the world.

o    Investors seeking capital growth over the long term (at least five years).


The Fund should be considered only as a vehicle for investment in the common stock of companies included in the Dow Jones Industrial Average(SM).


Risks
There can be no assurance that the Fund will achieve its investment objective. The fundamental risk associated with any common stock fund is the risk that the value of the securities it holds might decrease. The Fund's net asset value will fluctuate based upon changes in the value of the Fund's portfolio securities and, accordingly, upon redemption an investment in the Fund may be worth more or less than its original value.

How to Buy and Sell Shares

Shares may be purchased and redeemed by mail, by telephone and electronically through selected broker-dealers, including Waterhouse Securities, Inc. ("Waterhouse Securities"). The minimum initial investment in shares is $1,000. The minimum subsequent investment is $100. See "How to Buy and Sell Shares."



DOW JONES & COMPANY, INC. ("DOW JONES") DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY WATERHOUSE ASSET MANAGEMENT, INC. (THE "INVESTMENT MANAGER"), SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO

THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE INVESTMENT MANAGER.

Expenses

Shareholder Transaction Expenses(1)
Maximum Sales Load Imposed on Purchases                                 None

Annual Operating Expenses (as a percentage
  of average daily net assets)(2)
Management Fees
12b-1 Fees                                                              None
Other Expenses (after fee waivers and/or
  expense reimbursements)(3)                                            ____
Total Fund Operating Expenses (after fee waivers and/or expense reimbursements)(4)

(1) Broker-dealers that are not affiliates of the Investment
    Manager may impose service fees in connection with the sale of Fund shares, no part of which may be received by the Fund, the Investment Manager or affiliates of the Investment Manager. These fees may differ according to the type of account held by the investor.


(2) For a further description of the various expenses incurred in the operation of the Fund, see "Operating Expenses and Fees."


(3) Other Expenses are based on estimated amounts to be incurred for the Fund's first fiscal year of operations ending October 31, 199[ ]. Other Expenses include, among other items, (a) administration fees ([ ]% of average daily net assets), which are paid to Waterhouse Securities, an affiliate of the Investment Manager; (b) a transfer agent fee ([ ]% of average daily net assets), which is paid to National Investor Services Corp., an affiliate of the Investment Manager; and (c) shareholder servicing fees (up to [ ]% of average daily net assets), which are paid to Waterhouse Securities and other servicing agents. Absent estimated fee waivers or expense reimbursements, Other Expenses for the Fund would be [ ]%. Shareholder servicing fees are payable pursuant to a Shareholder Servicing Plan adopted by the Company's Board of Directors.


(4) Absent estimated fee waivers or expense reimbursements by the Investment Manager and its affiliates, Total Fund Operating Expenses for the Fund would be [ ]%.


Example
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                      1 year                             3 years
                      ------                             -------
                         $                                  $

The purpose of the preceding table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those shown. The example assumes a 5% annual rate of return pursuant to the requirements of the SEC. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund. Securities dealers and other financial service firms, other than Waterhouse Securities, may independently charge shareholders additional fees. See "Operating Expenses and Fees."

THE FUND IN DETAIL
-------------------------------------------------------------------------------
Investment Objective

The investment objective of the Fund is to track the total return of the Dow Jones Industrial Average(SM) index (the "DJIA(SM)" or the "Index") before Fund expenses. There can be no assurance that the Fund will achieve its investment objective.

Investment Policies and Restrictions
The following is an abbreviated discussion of the investment policies and restrictions of the Fund. A more detailed listing of the Fund's policies and restrictions and more detailed information about the Fund's investments are contained in the SAI.


The Fund employs a "passively" managed investment - or index - approach. The Fund invests primarily in the equity securities of the 30 companies that comprise the Index in approximately the same proportions as represented in the Index. The Index currently consists of 30 of the most widely held and actively traded stocks listed on the New York Stock Exchange. The stocks in the DJIA represent companies that typically are dominant firms in their respective industries. The Fund will normally invest substantially all of its total assets in the stocks in the DJIA and Equity Equivalents (defined below), which offer participation in the performance of the stocks in the DJIA. The portion of the Fund's total assets invested in the stocks in the DJIA will vary from time to time, depending on a variety of considerations, including comparative transaction costs and the Investment Manager's assessment of available Equity Equivalents.



The portfolio composition of the Fund is adjusted over time (or "rebalanced") in an effort to track the composition of the Index more accurately. Otherwise, the Fund generally makes purchases and sales of the stocks in the DJIA only to invest cash received from portfolio security dividends or shareholder investments in the Fund and to raise cash to fund share redemptions. Portfolio transactions will require the Fund to incur transaction costs and other expenses. Similar to other index funds, the actual return of the Fund will likely underperform the Index by an amount equal to Fund expenses and transaction costs. The Investment Manager seeks to minimize this difference or "tracking error" by carefully managing costs, keeping portfolio turnover and transaction costs to a minimum, and strongly discouraging market timers and short-term traders from investing in the Fund.


The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least .98 before expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the Index. The Investment Manager monitors the correlation of the performance of the Fund in relation to the Index under the supervision of the Board of Directors. In the unlikely event that a high correlation is not achieved, the Board of Directors will take appropriate steps based on the reasons for the lower than expected correlation.



The Fund may hold cash or cash equivalents for the purpose of facilitating payment of the Fund's expenses, share redemptions or securities purchases. For these and other reasons, the Fund's performance can be expected to approximate but not be equal to that of the Index. The Fund also may invest in stock index futures contracts, including DJIA futures contracts, and publicly-traded index securities, including units of DIAMONDS(SM) (collectively "Equity Equivalents"). DIAMONDS represent proportionate undivided interests in a portfolio of securities consisting of all of the component common stocks of the DJIA and are listed on the American Stock Exchange ("AMEX"). Equity Equivalents may be used for several purposes: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where a futures contract is priced more attractively than securities in the Index.

The Dow Jones Industrial Average(SM). Developed by Charles Dow in 1896, the Dow Jones Industrial Average is the oldest continuing measurement of the U.S.
stock market. The DJIA is called an "average" because it originally was computed by adding up stock prices and dividing by the number of stocks. Over time, the divisor (the number divided into the total of the stock prices) has been adjusted to prevent distortion of the Index and thus preserve historical continuity. The most frequent reason for adjusting the divisor is to reflect a stock split of one of the stocks in the DJIA.




The Index is one of the most well known and widely followed market indicators in the world. The Index is frequently used as a benchmark for comparing the performance of equity securities and mutual funds with the overall market. The Index is computed and maintained by the editors of The Wall Street Journal, which is published by Dow Jones. From time to time, the editors of The Wall Street Journal make changes in the composition of the Index. These changes may be made for a variety of reasons, such as corporate acquisitions and shifts in industry focus relating to the stocks in the DJIA, and have been infrequent historically.

The Index currently consists of the common stock of the following 30 companies:


         AlliedSignal, Inc.              International Business Machines Corp.
         Aluminum Co. of America         International Paper Co.
         American Express Co.            Johnson & Johnson
         AT&T Corp.                      J.P. Morgan & Co.
         Boeing Co.                      McDonald's Corp.
         Caterpillar Inc.                Merck & Co.
         Chevron Corp.                   Minnesota Mining & Manufacturing Co.
         Coca-Cola Co.                   Philip Morris Co.
         DuPont Co.                      Procter & Gamble Co.
         Eastman Kodak Co.               Sears Roebuck & Co.
         Exxon Corp.                     Travelers Group Inc.
         General Electric Co.            Union Carbide Corp.
         General Motors Co.              United Technologies Corp.
         Goodyear Tire & Rubber Co.      Wal-Mart Stores Inc.
         Hewlett-Packard Co.             Walt Disney Co.

"Dow Jones," "Dow Jones Industrial Average(SM)," "DJIA(SM)" and "DIAMONDS(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Investment Manager. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones' only relationship to the Investment Manager is the licensing of certain trademarks and trade names of Dow Jones and of the Dow Jones Industrial Average(SM) which is determined, composed and calculated by Dow Jones without regard to the Investment Manager or the Fund. Dow Jones has no obligation to take the needs of the Investment Manager or the shareholders of the Fund into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Fund shares to be issued or in the determination or calculation of the equation by which Fund shares are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or offering of the Fund.

Risks
An investment in any fund involves certain risks, depending on the types of investments made and the types of investment techniques employed. The fundamental risk associated with any common stock fund is the risk that the value of the securities it holds might decrease. Stock markets generally tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Individual security values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment types. The Fund is not an appropriate investment for those who are unable or unwilling to assume the risks involved generally with investments in common stocks.


While large companies tend to exhibit less short-term price volatility than small stocks, historically they have not recovered as fast from a market decline. Due to the Fund's policy of investing in the 30 stocks in the DJIA, the Fund may exhibit greater price volatility than a fund that is more broadly invested. See "Additional Investment Policies - Diversification and Concentration." In addition, the Fund will adhere to its passive approach of investing in the stocks in the DJIA without regard to the Investment Manager's view as to the advisability of investing in any particular security or in the market generally at any given time. Certain investments and investment techniques entail additional risks, such as investing in futures contracts and lending portfolio securities. For more details about the Fund's investments and risks, see "Additional Investment Policies" and the SAI.

Additional Investment Policies
The investment objective of the Fund, and the investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, as defined in the SAI. Except as otherwise indicated, however, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Company.

Common Stock. The Fund will invest in the common stock of the 30 companies comprising the Index. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

DIAMONDS(SM) and Other Index Securities. The Fund may invest in publicly-traded index securities, including DIAMONDS. DIAMONDS are shares of a publicly-traded unit investment trust that owns the Dow Stocks in approximately the same proportions as represented in the Index. DIAMONDS trade on AMEX at approximately one-hundreth the value of the Index. Because DIAMONDS replicate the Index, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. In light of the structural features of DIAMONDS, the Investment Manager believes that the movement of DIAMONDS share prices should closely track the
                                       6
movement of the Index. The DIAMONDS program bears operational expenses, which are deducted from the dividends paid to DIAMONDS investors. To the extent the Fund invests in these securities, the Fund must bear these expenses in addition to the expenses of its own operation. The Fund also may invest in Standard & Poor's Depositary Receipts, index securities similar to DIAMONDS that are based on the Standard & Poor's 500 Composite Stock Index and also are traded on AMEX.

Investment in these securities will be made subject to limits contained in the Investment Company Act of 1940, as amended (the "Investment Company Act") relating to investment in other investment companies. Under one of the Investment Company Act's limitations, the Fund may invest in these securities to the extent the Fund and its affiliated persons do not own more than 3% of the outstanding securities of any one issuer of these securities, provided that the issuer is not obligated to redeem such securities representing more than 1% of the issuer's total outstanding securities during any period of less than 30 days. These securities are subject to certain risks, including (i) the risks that their prices may not correlate perfectly with movement in the indices; and
(ii) the risks of possible trading halts due to market conditions or other reasons that, in the view of AMEX, were to render trading in these securities inadvisable. For more information about investment in other investment companies, see the SAI.

Cash and Cash Equivalents. The Fund will hold from time to time a certain portion of its assets in cash or cash equivalents to retain flexibility in meeting redemptions, paying expenses, and timing of new investments. Cash equivalents may include (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"), (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from Standard & Poor's ("S&P") or P-1 from Moody's Investors Service ("Moody's") or another nationally recognized statistical rating organization ("NRSRO") or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody's or another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly, and (v) money market mutual funds. The Fund will not invest in cash or cash equivalents as part of a temporary defensive strategy to protect against potential stock market declines.

Futures Contracts. Stock index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contract. The Fund may use futures contracts as Equity Equivalents but will not use such instruments to leverage its investment portfolio.

The Fund's use of futures contracts subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include (i) imperfect correlations between movements in the prices of futures contracts and movements in the underlying index and (ii) the fact that the skills and techniques needed to trade these instruments are different from those needed to construct and administer the remainder of the Fund's investment portfolio. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.

The Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price.

Repurchase Agreements. The Fund may enter into repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the Fund's purchase price), thereby determining the yield during the Fund's holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

Securities Lending. The Fund may lend portfolio securities in amounts up to 50% of its total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Fund and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, the Fund will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Borrowing. The Fund may borrow from banks and engage in reverse repurchase agreements, transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. As a matter of fundamental policy, the Fund will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Fund's total assets less liabilities (other than borrowings). As a non-fundamental policy, the Fund will borrow money only as a temporary measure for defensive or emergency purposes, in order to meet redemption requests without immediately selling any portfolio securities.

Diversification and Concentration. The Fund is classified as "non-diversified" for purposes of the Investment Company Act, which means that the Fund is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent the Fund makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because the Fund invests in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). To qualify as a regulated investment company, the Fund must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government Securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and

(ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies). In the unlikely event replication of the Index would result in a violation of these requirements of the Internal Revenue Code, the Fund would be required to deviate from its policy of seeking to track the Index to the extent necessary to avoid losing its status as a regulated investment company.

The Fund will not concentrate its assets in the securities of issuers in any industry. As a fundamental policy, the Fund may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities and shares of other investment companies, including unit investment trusts and mutual funds. The Fund's investments in issuers representing particular industries will reflect the composition of the Index which, by design, reflects a range of industries; however, in the event that the Index includes concentration in a particular industry, the Fund's holdings will reflect a comparable level of concentration. Historically, emphasis by the Index in particular industries has been minimized through periodic recomposition.

Portfolio Transactions. The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Fund's portfolio transactions, the Investment Manager seeks "best execution" (i.e., prompt and efficient execution at the most favorable prices). Consistent with this policy and in an effort to minimize the Fund's transaction costs, the Investment Manager intends to employ broker-dealer affiliates of the Investment Manager (collectively "Affiliated Brokers") to effect portfolio transactions for the Fund, subject to compliance with procedures adopted by the Board of Directors pursuant to the Investment Company Act. In addition, the Fund may pay higher than the lowest available commission rates when the Investment Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In no event will an Affiliated Broker receive brokerage transactions in recognition of research services provided to the Investment Manager.

The frequency of portfolio transactions is generally expressed in terms of a portfolio turnover rate. For example, an annual turnover rate of 100% would occur if all of the securities in the Fund were replaced once a year. The Fund's portfolio turnover rate will vary from year to year depending on index recomposition, Fund share activity and cash flow. Higher rates of turnover will result in higher brokerage costs for the Fund. It is expected that the portfolio turnover for the Fund will be less than 10% annually.

OPERATING EXPENSES AND FEES
-------------------------------------------------------------------------------
Management and Related Expenses
Responsibility for overall management of the Fund rests with its Board of Directors in accordance with Maryland law. Professional investment supervision is provided by the Investment Manager, Waterhouse Asset Management, Inc., 100 Wall Street, New York, NY 10005. The Investment Management Agreement provides that the Investment Manager will act as the investment manager for the Fund and will manage its investments. Subject to the general supervision of the Company's Board of Directors and in accordance with the Fund's investment policies, the Investment Manager makes decisions with respect to and places orders for the Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. For the investment management services furnished to the Fund, the Fund pays the Investment Manager an annual investment management fee, accrued daily and payable monthly, of [ ]% of average daily net assets of the Fund. The Investment Manager has voluntarily undertaken to assume certain expenses of the Fund (or waive its fees), so that the total operating expenses payable annually by the Fund will be no greater than [ ]% of its average daily net assets. Fee waivers or reductions are voluntary and may be rescinded at any time without further notice to investors.

The Investment Manager is a wholly owned subsidiary of Waterhouse National Bank (the "Bank"), which is a wholly owned subsidiary of Waterhouse Investor Services, Inc. ("Waterhouse"), which is in turn a wholly owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). The Bank offers various banking products and services primarily to the customers of Waterhouse Securities, the principal subsidiary of Waterhouse. TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada.

In addition to the Fund and the other investment portfolios of the Company, the Investment Manager also currently serves as investment manager to the Bank and as of September 30, 1997, had total assets under management in excess of $3.9 billion.

Administration
The Fund and Waterhouse Securities have entered into an Administration Agreement pursuant to which Waterhouse Securities, as administrator, provides administrative services to the Fund. Administrative services furnished by Waterhouse Securities include, among others, maintaining and preserving the records of the Fund, including financial and corporate records, computing net asset value ("NAV"), dividends, performance data and financial information regarding the Fund, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as administrator, Waterhouse Securities receives from the Fund an annual fee, payable monthly, of [ ]% of average daily net assets of the Fund. The fee is accrued daily as an expense of the Fund.

Waterhouse Securities has entered into a Subadministration Agreement with Funds Distributor, Inc., ("FDI"), 60 State Street, Suite 1300, Boston, Massachusetts 02109, pursuant to which FDI performs certain of the foregoing administrative services for the Fund. Under this Agreement, Waterhouse Securities pays FDI's fees for providing such services. In addition, Waterhouse Securities may enter into subadministration agreements with other persons to perform such services from time to time.

Distribution
The distributor of the Fund is FDI, which has the exclusive right to distribute shares of the Fund pursuant to a Distribution Agreement between the Fund and FDI. FDI may enter into dealer or selling agency agreements with affiliates of the Investment Manager and other firms for the sale of Fund shares. FDI has entered into such a selling agency agreement with Waterhouse Securities. FDI receives no fee from the Fund under the Distribution Agreement for acting as distributor to the Fund. From time to time and out of its own resources, the Investment Manager or its affililiates may pay fees to broker-dealers or other persons for distribution or other services related to the Fund.


Shareholder Servicing



The Fund's Shareholder Servicing Plan ("Servicing Plan") permits the Fund to pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement with the Fund ("Servicing Agents") for shareholder support services that they provide. Payments under the Servicing Plan are calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed [ ]% of the average daily net assets of the Fund. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.



Pursuant to a Shareholder Services Agreement between the Fund and Waterhouse Securities, Waterhouse Securities has agreed to become a Servicing Agent with respect to the Fund and to be compensated in accordance with the fees set forth above. The Fund may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Fund, to act as Servicing Agents and to perform support services with respect to such clients.



The Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the various shareholder services agreements. See the SAI for more details on the Servicing Plan and the Shareholder Services Agreement between the Fund and Waterhouse Securities.


Transfer Agent and Custodian
National Investor Services Corp. ("NISC" or the "Transfer Agent"), an affiliate of the Investment Manager, serves as transfer agent and dividend disbursing agent for the Fund. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent receives an annual fee, payable monthly, of [ ]% of the Fund's average daily net assets. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Fund's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, FDI or "Selected Brokers," which are described under "How to Buy and Sell Shares." The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Fund to the Transfer Agent.

The Bank of New York (the "Custodian") serves as the custodian of the assets of the Fund.

Other Expenses
The Fund also pays other expenses that are not assumed by third parties. These expenses include: expenses relating to preparing, printing and mailing prospectuses, proxy materials and other information to existing shareholders; blue sky servicing fees; pricing service, legal, audit and custodian fees; and licensing fees payable to Dow Jones under a sub-licensing agreement with the Investment Manager.

The Company's expenses generally are allocated among the Fund and the other portfolios of the Company on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular portfolio (such as the Fund) are charged to that portfolio.

HOW TO BUY AND SELL SHARES
-------------------------------------------------------------------------------

Investors may purchase shares of the Fund through an account maintained with Waterhouse Securities or certain other broker-dealers.


If you are not already a customer of Waterhouse Securities and wish to purchase shares of the Fund, you need to open a Waterhouse Securities account by completing and signing a Waterhouse Securities New Account Application. To request an application, please call 800-934-4410. Mail it, together with your check in the amount you wish to purchase shares of the Fund, in the self-addressed stamped envelope provided with the Waterhouse Securities New Account Application.

Existing Waterhouse Securities customers must have funds in their Waterhouse Securities account to buy shares of the Fund.

Account Protection. Within your Waterhouse Securities brokerage account, you have access to other investments available at Waterhouse Securities such as stocks, bonds, options, and other mutual funds. The securities in your Waterhouse Securities brokerage account, including shares of the Fund, are protected up to $50 million for loss of securities (not including loss due to market fluctuations of securities or economic conditions). The first $500,000 is provided by Securities Investor Protection Corporation (known as "SIPC") of which $100,000 covers cash. The remaining $49.5 million is provided by a private insurance carrier.


Investment Minimums. There is a $1,000 minimum for initial purchases and a $100 minimum for subsequent purchases of shares of the Fund. The Fund may in its discretion waive the investment minimums. Investment minimums do not apply to Waterhouse Securities IRA accounts.



Shares are purchased at the NAV next determined after an order is received by the Fund. There is no sales charge to buy shares of the Fund.




The Company reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including purchase orders that, in the reasonable belief of the Company, have been made by market timers or short-term traders.



How to Buy Shares



CUSTOMERS OF WATERHOUSE SECURITIES



Waterhouse Securities brokerage customers may purchase shares of the Fund by mail or by placing an order directly with a Waterhouse Securities Mutual Fund Specialist by telephone at 800-934-4443. Waterhouse Securities also allows the purchase of Fund shares by electronic means for customers with Waterhouse Investors PC Network Accounts as discussed below.



Whether by mail, phone or electronically, please provide the following information:



o   your Waterhouse Securities account number



o indicate your wish to buy the Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund



o   the dollar amount you wish to invest



o   the distribution option you have selected, either:



         a)   reinvest dividends and any capital gain distribution or



         b) pay both income dividends and any capital gain distribution in cash




By Mail. You may buy shares of the Fund by mailing a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account with a check to Waterhouse Securities, Inc., 100 Wall Street, New York, NY 10005, Attention: Mutual Funds Department. Checks should be made payable to "Waterhouse Securities, Inc." and you should write your Waterhouse Securities account number on the check. Once you mail your letter, you may not modify or cancel your instructions.



By Telephone. You may purchase shares of the Fund by calling your Waterhouse Securities Mutual Fund Specialist at 800-934-4443.



Electronically. Please refer to product and services information regarding Waterhouse Investors PC Network, Personal Access for Windows, Trade Direct (touch tone trading) and Waterhouse webBroker. The World Wide Web address for Waterhouse Securities is http://www.waterhouse.com.



Through Periodic Investment. Once you have purchased the initial minimum investment of shares of the Fund, you may authorize monthly amounts of $100 or more to be withdrawn automatically from your Waterhouse Securities brokerage account and invested in the Fund. You may sign up for this service when you open your account at Waterhouse Securities or at another time by calling your Waterhouse Securities Mutual Fund Specialist at 800-934-4443.

Customers of Selected Broker-Dealers



Shares may be purchased and redeemed through certain authorized broker-dealers other than Waterhouse Securities that have entered into a selling agreement with the Fund's distributor ("Selected Brokers"). Affiliates of Waterhouse Securities, including NISC, may be Selected Brokers. Selected Brokers may receive payments as a processing agent from the Transfer Agent. In addition, Selected Brokers may charge their customers a fee for their services, no part of which is received by the Fund or Waterhouse Securities.



Investors who purchase shares through a Selected Broker will be subject to the procedures of their Selected Broker, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those generally applicable to Waterhouse Securities customers. Any such charges would reduce the return on an investment in the Fund. Investors should acquaint themselves with their Selected Broker's procedures and should read this

Prospectus in conjunction with any material and information provided by their Selected Broker. Investors who purchase the Fund's shares through a Selected Broker may or may not be the shareholder of record. Selected Brokers are responsible for promptly transmitting purchase, redemption and other requests to the Fund.



Certain shareholder services, such as periodic investment programs, may not be available to customers of Selected Brokers or may differ in scope from programs available to Waterhouse Securities customers. Shareholders should contact their Selected Broker for further information. The Fund may confirm purchases and redemptions of a Selected Broker's customers directly to the Selected Broker, which in turn will provide its customers with confirmation and periodic statements. The Fund is not responsible for the failure of any Selected Broker to carry out its obligations to its customer.



How to Sell Shares
To sell (redeem) shares of the Fund, you may use any of the methods outlined above under "How to Buy Shares." Shareholders who have invested through a Selected Broker should redeem their shares through the Selected Broker. Shares of the Fund are redeemed at their next determined NAV following receipt by the Fund of a redemption request in proper form.



Payment. The proceeds of the redemption of your Fund shares ordinarily will be credited to your brokerage account the following business day after receipt by the Fund of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days).



Telephone Transactions
Customers of Waterhouse Securities automatically have the privilege of purchasing or redeeming Fund shares by telephone. Waterhouse Securities will employ reasonable procedures to verify the genuineness of telephone redemption requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, Waterhouse Securities may be liable for any losses due to unauthorized or fraudulent instructions. Neither Waterhouse Securities nor the Fund will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact a Waterhouse Securities Mutual Fund Specialist if you question any activity in the account.

The Fund reserves the right to refuse to honor requests made by telephone if the Fund believes them not to be genuine. The Fund also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption privileges may be difficult to implement. The Fund reserves the right to terminate or modify this privilege at any time.


Brokerage Account Requirements
Currently, only customers of Waterhouse Securities and Selected Brokers are eligible to purchase shares of the Fund. Fund shares may be redeemed automatically should the brokerage account in which they are held be closed.

Shareholder Inquiries
Shareholder inquiries may be made by writing to the Fund or Waterhouse Securities at 100 Wall Street, New York, New York 10005, Attention: Customer Service Department.

OTHER INFORMATION
-------------------------------------------------------------------------------
Pricing Your Shares

The price of the Fund's shares on any given day is its NAV. The Fund calculates its NAV each day as of the close of the regular session of trading on NYSE (normally 4:00 p.m. Eastern time). The NAV per share of the Fund is calculated by subtracting the Fund's liabilities from its total assets and then dividing the remainder by the total number of its shares outstanding. Securities owned by the Fund for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board of Directors pursuant to procedures approved by the Board. The Fund's shares are sold at the NAV next determined after an order and payment are received in the manner described under "How to Buy and Sell Shares."

Dividends
Dividends of the Fund's net investment income are declared and paid annually. Distributions of net capital gain, if any, realized by the Fund are distributed at least annually. Unless a shareholder elects payment in cash, all dividends and distributions of the Fund are automatically reinvested in additional full and fractional shares of the Fund at the NAV as of the payment date of the dividend or distribution.

Performance
The Fund's performance may be quoted in advertising in terms of total return or yield. All performance information is based on historical results and is not intended to indicate future performance. The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results. The Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, the Fund takes the interest income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period.

The Fund's advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc. and Lipper Analytical Services, Inc. The comparative material found in the Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. This material is not to be considered representative or indicative of future performance. The performance of the Fund also may be compared to the DJIA, the Standard & Poor's 500 Composite Stock Index, the consumer price index, and various other investment indices.

General Information About the Fund
The Company is registered under the Investment Company Act as an open-end management investment company. The Company was organized under Maryland law on August 16, 1995 under the name Waterhouse Investors Cash Management Fund, Inc. and was renamed under its current name on December 18, 1997. The Company is authorized to issue 100 billion shares. Because the Company offers multiple portfolios (such as the Fund), it is known as a "series company." Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or portfolio shares without shareholder approval.

Unless otherwise required by the Investment Company Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, Company shareholders may not consider each year the election of directors or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for any purpose, including the removal of directors from office. Company shareholders may remove a director by the affirmative vote of a majority of the outstanding shares of stock entitled to be cast for the election of directors. In addition, the Board of Directors will call meetings of shareholders for the purpose of electing directors if, at any time, less than a majority of the directors then holding office has been elected by shareholders. In addition, the Company will hold special meetings as required by or deemed desirable by the Board of Directors for other purposes, such as changing fundamental investment policies or approving an investment advisory agreement. Shareholders will vote by portfolio and not in the aggregate except when voting in the aggregate is required under the Investment Company Act, such as for the election of directors, or as required by Maryland law.

Statements and Reports to Shareholders

The Company will not issue share certificates but will record your holdings in noncertificated form. Customers of Waterhouse Securities and Selected Brokers will be mailed confirmation statements reflecting share purchases and redemptions (other than purchases through dividend reinvestment or through a periodic investment program). The Fund will provide you with annual audited and semi-annual unaudited financial statements. The Company may charge a fee for special services, such as providing historical account documents that are beyond the normal scope of its services.

Taxes
The Fund intends to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company and, as such, will not be subject to federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Internal Revenue Code.

Dividends derived from the Fund's net investment income and short-term capital gains are taxable to a shareholder as ordinary income even though they are reinvested in additional Fund shares. Distributions of net capital gain, if any, realized by the Fund are taxable to shareholders of the Fund as capital gain, regardless of the length of time the shareholder may have held shares in the Fund at the time of distribution. Recent legislation created various tax rate groups applicable to net capital gains realized by non-corporate taxpayers. If a shareholder holds shares for six months or less and during that period receives a distribution taxable to the shareholder as a capital gain, any loss realized on the sale of the shares during that six-month period would be a long-term capital loss to the extent of the distribution.

It is expected that a portion of the Fund's dividends from net investment income will be eligible for the dividends received deduction for corporations. The amount of such dividends eligible for the dividends received deduction is limited to the amount of dividends from domestic corporations received during the Fund's fiscal year. You should consult with your tax adviser in this regard.

Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of the shares by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above.

Dividends declared in October, November or December to shareholders of record and paid during the following January are treated as paid on December 31 for federal income and excise tax purposes. The Fund may adjust its schedule for dividend reinvestment for the month of December to assist in complying with reporting and minimum distribution requirements contained in the Internal Revenue Code.

Redemptions of Fund shares are taxable events, and, accordingly, shareholders may recognize gains or losses on such transactions. In the case of an individual, any such capital gain will be treated as a short-term capital gain if the shares were held for not more than 12 months; as a gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months; and as a long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such loss will be long-term capital loss if the shares were held for more than 12 months. A loss realized on a redemption of Fund shares will be disallowed if other Fund shares are acquired (whether through dividend reinvestment or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are redeemed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Fund is required by law to withhold 31% ("back-up withholding") of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and may be claimed as a credit on such shareholder's federal income tax return. You should consult your own tax adviser regarding the withholding requirement. Dividends paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information at a reasonable fee.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.



                              WATERHOUSE INVESTORS
                    DOW JONES INDUSTRIAL AVERAGE(SM) INDEX FUND
                    100 Wall Street, New York, New York 10005
            Waterhouse Securities, Customer Service - 1-800-934-4410

                       STATEMENT OF ADDITIONAL INFORMATION
                                     [date]


              This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the prospectus dated [date] (the "Prospectus") for the Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund, a series of Waterhouse Investors Family of Funds, Inc. (the "Company"). To obtain a copy of the Prospectus please write to Waterhouse Securities, Inc., Customer Service, at 100 Wall Street, New York, New York 10005, or call 1-800-934-4410.


                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----
          INVESTMENT POLICIES AND RESTRICTIONS ........................

          PORTFOLIO TRANSACTIONS ......................................

          DIRECTORS AND EXECUTIVE OFFICERS ............................

          THE INVESTMENT MANAGER ......................................

          INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES ......

          DIVIDENDS AND TAXES .........................................

          SHARE PRICE CALCULATION .....................................

          ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ..............

          PERFORMANCE .................................................

          SHAREHOLDER RIGHTS ..........................................

           "Dow Jones," "Dow Jones Industrial Average(SM)," "DJIA(SM)" and "DIAMONDS(SM)" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by Waterhouse Asset Management, Inc. (the "Investment Manager"). The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones' only relationship to the Investment Manager is the licensing of certain trademarks and trade names of Dow Jones and of the Dow Jones Industrial Average(SM) which is determined, composed and calculated by Dow Jones without regard to the Investment Manager or the Fund. Dow Jones has no obligation to take the needs of the Investment Manager or the shareholders of the Fund into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Fund shares to be issued or in the determination or calculation of the equation by which Fund shares are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or offering of the Fund.

           DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT MANAGER, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE INVESTMENT MANAGER.

--------------------------------------------------------------------------------
                              WATERHOUSE INVESTORS
                    DOW JONES INDUSTRIAL AVERAGE(SM) INDEX FUND
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           INVESTMENT POLICIES AND RESTRICTIONS

           The Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund (the "Fund"), a series of Waterhouse Investors Family of Funds, Inc. (the "Company"), has adopted certain fundamental investment limitations which cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund. However, except for the Fund's investment objective and the fundamental investment limitations set forth below, the investment policies and restrictions described in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and as used herein and in the Prospectus, the term "majority of the outstanding voting securities" of the Company, or of the Fund means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or the Fund or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or the Fund.

           The following policies and restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and restrictions.

           Investments in Other Investment Companies

           The Fund may invest in securities issued by other investment companies (or series thereof) to the extent that such investments are consistent with the Fund's investment objectives and policies and are permissible under the Investment Company Act. Under one of the Investment Company Act's limitations, the Fund may invest in shares of investment companies to the extent the Fund and its affiliated persons do not own more than 3% of the outstanding securities of any one issuer of these securities, provided that the issuer is not obligated to redeem securities representing more than 1% of the issuer's total outstanding securities during any period of less than 30 days. A separate limitation of the Investment Company Act may limit the Fund from (i) investing more than 10% of its assets in shares of investment companies; (ii) investing more than 5% of its assets in any one investment company; or (iii) acquiring more than 3% of the voting stock of an acquired investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment company securities include shares of registered unit investment trusts, including DIAMONDS(SM) and Standard & Poor's Depositary Receipts.

           Futures Contracts
           The Fund may invest in stock index futures contracts. A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or the currency as called for in the contract at a specified future date and at a specified price. For futures contracts with respect to an index, delivery is of an amount of cash equal to a specified dollar amount times the difference between the index value at the time of the contract and the close of trading of the contract. Use of futures contracts is subject to regulation by the several futures exchanges upon which futures are traded and the Commodity Futures Trading Commission ("CFTC").

           The Fund may purchase index futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

           As required by applicable regulatory guidelines, the Fund will set aside cash or other appropriate liquid assets in a segregated account in the prescribed manner. Any assets held in a segregated account cannot be sold or closed out while the futures contract is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

           Special Characteristics and Risks of Futures Trading. No price is paid upon entering into futures contracts; rather, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Government securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

           Holders of futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling a futures contract with the same terms as the position held. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.

           limits in the amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for the Fund to close a position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin. In addition:

                  (1) Successful use of futures contracts will require different skills and techniques than investing in individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures contracts may not reflect the trading of the securities that are used to formulate an index or even actual fluctuations in the index itself.

                  (2) The price of index futures contracts may not correlate perfectly with movement in the index due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur.

                  (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

                  (4) The Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

           CFTC Requirements. The Fund will invest in futures contracts that are subject to the jurisdiction of the CFTC only after filing a notice of eligibility and otherwise complying with the requirements of Section

           4.5 of the rules of the CFTC. Under that section the Fund would be permitted to purchase such futures or options contracts only for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in addition, with respect to positions in commodity futures contracts not for bona fide hedging purposes, the Fund will limit the aggregate initial margin and premiums required to establish these positions (subject to certain exclusions) to no more than 5% of the liquidation value of the Fund's assets after taking into account unrealized profits and losses on any such contract into which the Fund has entered.

           Reverse Repurchase Agreements
           Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

           Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

           Illiquid Securities
           The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

           The Board of Directors has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager, pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity determinations, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Manager monitors the liquidity of the securities in the Fund's portfolio and reports periodically on such decisions to the Board.

           Investment Restrictions. The following are the fundamental investment restrictions of the Fund. The Fund may not (unless noted otherwise):

           (1) issue senior securities, except as permitted under the Investment Company Act;

           (2) make short sales of securities, except as may be described in the Prospectus and SAI from time to time, or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

           (3) borrow money, except as permitted under the Investment Company
           Act;

           (4) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

           (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements with respect to these securities, and shares of investment companies and series thereof) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided, however, that this restriction does not apply to the extent that more than 25% of the Dow Jones Industrial Average is represented by securities of companies whose principal business activities are in any one industry;



           (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);



           (7) buy or sell physical commodities or physical commodity (futures) contracts, which do not include financial futures and options thereon, except as described in the Prospectus and SAI from time to time; or

           (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements.

           The following investment restrictions are not fundamental, and may be changed by vote of the Board of Directors without shareholder approval. The Fund may not:

           (i) purchase or hold any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the "private placement" exemption from registration afforded by
           Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper") and securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities"), which are determined to be liquid pursuant to procedures adopted by the Company's Board of Directors; or

           (ii) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act; however, the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

           PORTFOLIO TRANSACTIONS

           In effecting purchases and sales of portfolio securities for the account of the Fund, the Investment Manager will implement the Company's policy of seeking the best execution of orders. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms' professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Company and the Investment Manager. In addition, the Fund may pay higher than the lowest available commission rates when the Investment Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Any research benefits derived are available for all clients. Because statistical and other research information is only supplementary to the Investment Manager's research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses.

           The investment decisions for the Fund will be reached independently from those for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases this procedure may affect the size or price of the position obtainable for the Fund.

           Subject to the general policies regarding allocation of portfolio brokerage as set forth above, the Board of Directors has authorized the Investment Manager to employ affiliates to effect portfolio transactions of the Fund, provided certain other conditions are satisfied. Payment of brokerage commissions to an affiliate of the Investment Manager for effecting such transactions is subject to
           Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. The Board of Directors, including a majority of the directors who are not "interested persons" of the Company within the meaning of such term as defined under the Investment Company Act ("Disinterested Directors"), has adopted procedures to ensure that commissions paid to affiliates of the Investment Manager by the Fund satisfy the standards of Section 17(e) and Rule 17e-1.

           Certain transactions may be effected for the Fund by a broker-dealer affiliate of the Investment Manager at no net cost to the Fund; however, the broker-dealer may be compensated by another broker-dealer in connection with such transaction in consideration for the order flow to the second broker-dealer. Receipt of such compensation will be subject to the Fund's procedures pursuant to
           Section 17(e) and Rule 17e-1.


           DIRECTORS AND EXECUTIVE OFFICERS
           The directors and executive officers of the Company, along with their principal occupations over the past five years and their affiliations, if any, with the Investment Manager and Funds Distributor, Inc. ("FDI"), the Company's distributor, are listed below.

           RICHARD W. DALRYMPLE, Director. Mr. Dalrymple has served as a Director of Waterhouse Investors Family of Funds, Inc. since December 12, 1995. Mr. Dalrymple has been the President of Teamwork Management, Inc. since January 1997. Mr. Dalrymple has served as a Director of Dime Bancorp, Inc. since 1990. Mr. Dalrymple has been a Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993. He presently serves as Chairman of the Board of National Center for Disability Services and has been a Director since 1983. From 1990 through 1995, Mr. Dalrymple served as President and Chief Operating Officer of Anchor Bank. From 1985 through 1990, Mr. Dalrymple worked for the Bank of Boston. During this time, Mr. Dalrymple served as the President of Massachusetts Banking and the Southern New England Region, and as Department Executive of Banking Services. He is 54 years old. Mr. Dalrymple's address is 45 Rockefeller Plaza, New York, NY 10111.



           THEODORE ROSEN, Director. Mr. Rosen has served as a Director of Waterhouse Investors Family of Funds, Inc. since December 12, 1995. Since 1993, Mr. Rosen has been a Managing Director of Burnham Securities Inc. and Chairman of the Board of Directors of U.S. Energy Systems, Inc. Mr. Rosen has held senior management positions in retail sales, investment management, and corporate finance. From 1991 to 1993, Mr. Rosen was a Senior Vice President at Oppenheimer & Co., and from 1989 to 1991 was a Vice President-Sales at Smith Barney. Prior to 1989, Mr. Rosen held senior management positions with other firms including Morgan Stanley & Co., Ladenburg Thalman, and Burnham & Co. Mr. Rosen was the founder and President of Summit Capital Group, a money management and investment banking firm. He is 73 years old. Mr. Rosen's address is 1325 Avenue of the Americas, New York, NY 10019.



           GEORGE F. STAUDTER*, Director. Mr. Staudter has served as Chairman of the Board of Directors of Waterhouse Investors Family of Funds, Inc. since December 12, 1995. Mr. Staudter is a Director of Koger Equity, Inc. Mr. Staudter served as a Director of Waterhouse Investor Services from 1987 to 1996. Since 1989, Mr. Staudter has served as a Managerial and Financial Consultant, rendering investment management, tax and estate planning services to individual clients, and strategic planning advice to corporate clients. From 1993 through 1994, Mr. Staudter was the Chief Executive Officer and served on the Board of Directors for Family Steak Houses of Florida, Inc. From 1986 through 1988, Mr. Staudter was a principal and a principal shareholder of

           Douglas Capital Management, Inc. In this capacity, Mr. Staudter served as a member of the Investment Committee and provided investment counseling and tax and financial planning services. He is 66 years old. Mr. Staudter's address is 9637 Preston Trail West, Ponte Vedra, FL 32082.



           LAWRENCE J. TOAL, Director. Mr. Toal has served as a Director of Waterhouse Investors Family of Funds, Inc. since December 12, 1995. Mr. Toal was appointed Chairman, President and Chief Executive Officer of The Dime Savings Bank of New York, FSB (the "Dime") in January 1997. Mr. Toal is also President and Chief Executive Officer of Dime Bancorp, Inc., the Dime's holding company. He joined the Dime in 1991 as President and Chief Operating Officer. He was President and Chief Operating Officer of The Dime since 1991. Prior to joining The Dime, Mr. Toal had been President of PSFS, a $10 billion Philadelphia thrift from 1988 to 1991. Mr. Toal spent 26 years at The Chase Manhattan Bank, N.A., in various senior management positions in consumer, corporate and international banking areas in the United States, Europe and Asia. He is 60 years old. Mr. Toal's address is 589 Fifth Avenue, 3rd Floor, New York, NY 10017.



           RICHARD W. INGRAM**, President, Treasurer and Chief Financial Officer. Executive Vice President and Director of Client Services and Treasury Administration of FDI, Executive Vice President of Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies advised or administered by the Dreyfus Corporation, Harris Trust and Savings Bank ("Harris"), J.P. Morgan ("Morgan"), Montgomery Asset Management, L.P. ("Montgomery") and RCM Capital Management LLC or their respective affiliates. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 42 years old.



           CHRISTOPHER J. KELLEY**, Vice President and Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual, and an officer of certain investment companies advised or administered by Harris, Morgan and Montgomery or their respective affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. He is 33 years old.




           Officers and directors who are interested persons of the Investment Manager or FDI receive no compensation from the Company. The Company expects to pay or accrue total directors' fees of approximately $25,000 per year to those directors who are not designated above as "interested persons." Directors who are interested persons of the Company may be compensated by the Investment Manager for their services to the Company. On [date], the officers and directors of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.

           The Company pays its directors an annual retainer and a per meeting fee and reimburses them for their expenses. The amounts of compensation that the Company paid to each director for the fiscal year ended October 31, 1997, are as follows:

            * This director is an "interested person" of the Company. ** Address: 60 State Street, Suite 1300, Boston, MA 02109


                                                           Pension or
                                                           Retirement         Estimated
                                        Aggregate       Benefits Accrued        Annual          Total Compensation
                 Name of Board         Compensation        as Part of       Benefits Upon       from Fund Complex
                     Member            from Company    Company's Expenses     Retirement    Paid to Board Members (3)
             ---------------------     ------------    ------------------   -------------   -------------------------

             Richard W. Dalrymple      $20,000 (1)             $0                 $0               $20,000 (1)

             Theodore Rosen            $20,000 (1)             $0                 $0               $20,000 (1)

             George F. Staudter (2)         $0                 $0                 $0                    $0

             Lawrence J. Toal          $20,000 (1)             $0                 $0               $20,000 (1)

           ---------------------------------
           (1) Amounts do not include reimbursed expenses for attending Board meetings.

           (2) Interested director of the Company.


           (3) As of the date of this SAI, neither the Investment Manager nor any of its affiliates serves as an investment adviser to any registered investment company other than the Company.


           THE INVESTMENT MANAGER

           Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of the Fund. The Investment Manager is a wholly owned subsidiary of Waterhouse National Bank (the "Bank"), which is a wholly owned subsidiary of Waterhouse Investor Services, Inc. ("Waterhouse"), which is in turn a wholly owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). The Bank offers various banking products and services primarily to the customers of Waterhouse Securities, the principal subsidiary of Waterhouse. TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. The Investment Manager also currently serves as investment manager to the other portfolios of the Company and to the Bank and as of September 30, 1997 had total assets under management in excess of $3.9 billion.

           Personnel of the Investment Manager may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the Company, establishes procedures for personal investing and restricts certain transactions. Restrictions on the timing of personal investing relative to trades by the Company have been adopted.


           The following persons are senior officers of the Investment Manager, each of whom has substantial responsibilities in connection with the management of the Fund:

           FRANK J. PETRILLI, Chairman, President and Chief Executive Officer of Waterhouse Asset Management, Inc. since January 1997. Mr. Petrilli has served as President and Chief Operating Officer of Waterhouse Investor Services, Inc. since January 1995. Mr. Petrilli has served as a Director of Waterhouse National Bank and National Investor Services Corp. since March 1995 and September 1995, respectively. From May 1993 to January 1995, Mr. Petrilli served as President and Chief Operating Officer of American Express Centurion Bank. From January 1991 to May 1993, Mr. Petrilli served as Chief Financial Officer of American Express Centurion Bank. Mr. Petrilli is 47 years old. Mr. Petrilli's address is 100 Wall Street, New York, NY 10005.

           DAVID HARTMAN, Senior Vice President and Chief Investment Officer of Waterhouse Asset Management, Inc. Mr. Hartman has been serving as Senior Vice President and Chief Investment Officer of Waterhouse Asset Management, Inc. since October 1995. From February 1995 through August 1995, Mr. Hartman served as Senior Vice President and Senior Portfolio Manager in charge of Fixed Income Separate Accounts at Mitchell Hutchins - Paine Webber. From 1983 to 1995, Mr. Hartman was a Senior Vice President of Kidder Peabody & Co. In this capacity, Mr. Hartman served as the Chief Investment Officer for Fixed Income accounts and both taxable and municipal money market funds. From 1976 to 1983, Mr. Hartman served as Vice President of Federated Investors Inc. and was responsible for managing $5 billion in mutual funds. From 1967 to 1976, Mr. Hartman was a Senior Auditor at Arthur Anderson & Co. where he was a small business consultant. Mr. Hartman is 51 years old. Mr. Hartman's address is 100 Wall Street, New York, NY 10005.

           MICHELE R. TEICHNER, Senior Vice President of Waterhouse Asset Management, Inc. Ms. Teichner has been serving as Senior Vice President of Waterhouse Asset Management Inc. since August 1996, with responsibility for operations and compliance. From August 1994 to July 1996, Ms. Teichner served as President of Mutual Fund Training & Consulting, Inc. From July 1993 to July 1994, Ms. Teichner served as Assistant Vice President of Concord Financial Group, Inc. From 1987 to 1992, Ms. Teichner served as Assistant Vice President of Dillon, Read & Co. Inc. and was responsible for the administration, operations and compliance for mutual funds and the investment advisor. Ms. Teichner is 38 years old. Ms. Teichner's address is 100 Wall Street, New York, NY 10005.

           INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

           Investment Management
           Pursuant to the Investment Management Agreement with the Company on behalf of the Fund, the Investment Manager manages the Fund's investments in accordance with its stated policies and restrictions, subject to oversight by the Company's Board of Directors.

           The Investment Management Agreement continues in effect until December 12, 1998 and thereafter from year to year so long as its continuation is approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority (as defined in the Investment Company Act) of the outstanding voting securities of the Fund, or by the Company's Board of Directors. The agreement may be terminated as to the Fund at any time upon 60 days prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement, and by the initial shareholder of the Fund.

           The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Fund under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

           For the investment management services furnished to the Fund, the Fund pays the Investment Manager an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to [ ] %.

           The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of the Fund's operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase the Fund's total return.


           Administration
           Pursuant to an Administration Agreement with the Company, Waterhouse Securities, as Administrator, provides administrative services to the Fund. Administrative services furnished by Waterhouse Securities include, among others, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the Securities and Exchange Commission (the "SEC") and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as administrator, Waterhouse Securities receives from the Fund an annual fee, payable monthly, of [ ]% of average daily net assets of the Fund. The fee is accrued daily as an expense of the Fund.

           Waterhouse Securities has entered into a Subadministration Agreement with FDI pursuant to which FDI performs certain of the foregoing administrative services for the Company. Under this Agreement, the Investment Manager pays FDI's fees for providing such services. In addition, the Investment Manager may enter into subadministration agreements with other persons to perform such services from time to time.

           The Administration Agreement will continue in effect until December

           12, 1998, and is renewable thereafter for periods of one year, so long as such continuance is approved at least annually by a vote of the Board of Directors of the Company, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Board of Directors of the Company, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Fund or Waterhouse Securities may terminate the Administration Agreement on 60 days' prior written notice without penalty. Termination by the Fund may be by vote of the Company's Board of Directors, or a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement, or by a "majority of the outstanding voting securities" of the Fund as defined under the Investment Company Act. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

           The Administration Agreement provides that Waterhouse Securities will not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on Waterhouse Securities' part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement.

           The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. While the matter is not free from doubt, Waterhouse Securities and the Investment Manager believe that such laws should not preclude them from acting as administrator and investment manager, respectively, to the Company. Accordingly, Waterhouse Securities under the Administration Agreement and the Investment Manager under the Investment Management Agreement will perform only administrative and investment management servicing functions, respectively. However, judicial and administrative decisions or interpretations of such laws as well as changes in either state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates could prevent Waterhouse Securities or the Investment Manager from continuing to perform all or a part of their administration or investment management activities, respectively. If Waterhouse Securities or the Investment Manager were prohibited from so acting, alternative means of continuing such services would be sought by the Board of Directors of the Company.

           Distribution
           The distributor of the Company is FDI, 60 State Street, Suite 1300, Boston, Massachusetts 02109. Pursuant to a Distribution Agreement between the Company and FDI, FDI has the exclusive right to distribute shares of the Company. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. FDI has entered into such an agency agreement with Waterhouse Securities. FDI receives no fee from the Company under the Distribution Agreement for acting as distributor to the Company. FDI also acts as a subadministrator for the Company. From time to time and out of its own resources, the Investment Manager or its affiliates may pay fees to broker-dealers or other persons for distribution or other services related to the Fund.

           The Distribution Agreement will continue in effect until December 12, 1998 and is renewable thereafter for periods of one year, so long as such continuance is approved at least annually by a vote of the Board of Directors of the Company, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Board of Directors of the Company, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Fund may terminate the Distribution Agreement on 60 days' prior written notice without penalty. Termination by the Fund may be by vote of a majority of the Company's Board of Directors, or a majority of the Disinterested Directors, or by a "majority of the outstanding voting securities" of the Fund as defined under the Investment Company Act. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.


           Shareholder Servicing
           The Board of Directors of the Company has approved a Shareholder Servicing Plan ("Servicing Plan") pursuant to which the Fund may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement with the Company ("Servicing Agents") in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed [ ]% of the average daily net assets of the Fund. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.



           The Servicing Plan was approved by the Board of Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Plan or the Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually. The Servicing Plan may be terminated by the Company with respect to the Fund by a vote of a majority of the Disinterested Directors who have no direct or indirect financial interest in the Plan or any agreements relating thereto.



           Pursuant to a Shareholder Services Agreement between the Company and Waterhouse Securities, Waterhouse Securities has agreed to provide shareholder services to the Fund pursuant to the Shareholder Servicing Plan. The Company may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.



           The Shareholder Services Agreement with Waterhouse Securities will continue in effect until December 12, 1998, and is renewable thereafter for periods of one year, so long as such continuance is approved at least annually by a vote of the Board of Directors of the Company, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Board of Directors of the Company, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Fund may terminate the Shareholder Services Agreement on 60 days' prior written notice without penalty. Termination by the Fund may be by vote of the Company's Board of Directors, or a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.



           Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.


           Transfer Agent and Custodian
           National Investor Services Corp. ("NISC" or the "Transfer Agent"), an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for the Fund. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent receives an annual fee, payable monthly, of [ ]% of the Fund's average daily net assets.

           The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Fund's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, FDI or broker-dealers authorized to sell shares of the Fund pursuant to a selling agreement with FDI. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Fund to the Transfer Agent.

           Pursuant to a Custodian Agreement, The Bank of New York (the "Custodian") acts as the custodian of the Fund's assets.

           Other Expenses
           The Fund pays the expenses of its operations, including the costs of shareholder and board meetings; the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent; reports and notices to shareholders; the costs of calculating net asset value; brokerage commissions or transaction costs; taxes; interest; insurance premiums; Investment Company Institute dues; the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws; and licensing fees payable to Dow Jones under a sub-licensing agreement with the Investment Manager. In addition, the Fund pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Disinterested Directors. The Fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company's officers and directors with respect to any litigation. The Company's expenses generally are allocated among the investment portfolios on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular investment portfolio are charged to that portfolio.

           DIVIDENDS AND TAXES

           Dividends. Dividends of the Fund's net investment income are declared and paid annually.

           Capital Gains Distribution. If the Fund realizes any net capital gains, such gains will be distributed at least once during the year as determined by the Board of Directors. Short-term capital gains distributed by the Fund are taxable to shareholders as ordinary income, not as capital gains. Any realized short-term capital losses to the extent not offset by realized capital gains will be carried forward.

           Tax Status of the Company. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, it is not anticipated that the Fund will be subject to the 4% excise tax applicable to regulated investment companies that fail to satisfy certain distribution requirements.

           The Fund is treated as a separate entity from the other investment portfolios of the Company for tax purposes.

           Other Tax Information. The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

           The information above, together with the information set forth in the Prospectus, is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of the Fund or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

           Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

           Independent Auditors and Reports to Shareholders. The Company's independent auditors, Ernst & Young LLP, whose address is 787 Seventh Avenue, New York, New York 10019, audit and report on the Company's annual financial statements, review certain regulatory reports and the Company's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

           SHARE PRICE CALCULATION

           Net asset value is calculated by the Company for the Fund on each day that the New York Stock Exchange ("NYSE") and the Custodian are open. Currently, NYSE is closed on weekends and New Year's Day, Dr.

           Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Custodian generally is closed on Veteran's Day and Columbus Day.

           Securities owned by the Fund for which market quotations are readily available are valued at current market value. The Fund values its securities as follows. A security listed or traded on an exchange is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any such sales on the day of valuation, the security is valued at the mean of the last bid and asked prices. All other securities for which over-the-counter market quotations are readily available generally are valued at the mean of the current bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board. Debt securities may be valued on the basis of valuations furnished by pricing services which utilize electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Debt obligations with remaining maturities of 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

           ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

           The minimum initial investment in shares of the Fund is $1,000. The minimum subsequent investment is $100. Minimum requirements may be imposed or changed at any time and the Fund may waive minimum investment requirements for purchases by directors, officers or employees of the Company, Waterhouse or any of its subsidiaries.


           The Company normally calculates the net asset value of the Fund as of the close of the regular session of trading on NYSE (normally 4:00 p.m. Eastern time) each day that NYSE and the Custodian are open. To the extent that portfolio securities are traded in other markets on days when NYSE or the Custodian are closed, the Fund's net asset value may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of the Fund's portfolio securities may not occur on days when the Company is open for business.

           If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Fund's portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio.

           The Company may suspend redemption rights and postpone payments at times when trading on NYSE is restricted, NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

           PERFORMANCE

           As reflected in the Prospectus, the historical performance calculation for the Fund may be shown in the form of "total return" or "yield." These various measures of performance are described below.

           Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Fund is historical and is not intended to indicate future returns. The Fund's total return and yield fluctuate in response to market conditions and other factors. The value of the Fund's shares when redeemed may be more or less than their original cost.

           In performance advertising, the Fund may compare its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies that track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Dow Jones Industrial Average(SM), Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, Salomon Brothers Bond Index, Shearson Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

           Total Return Calculations
           Standardized total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

           Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

                        n
                  P(1+T)  = ERV

                  Where:
                           P = a hypothetical initial payment of $1,000
                           T = average annual total return
                           n = number of years
                           ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

           In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

                  PT = (ERV/P-1)

                  Where:
                           PT = period total return.
                           The other definitions are the same as in average annual total return above.

           SEC Yield Calculations
           Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. The yields of the Fund are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare the Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

           Standardized yields for the Fund used in advertising are computed by dividing the Fund's interest income (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. Capital gains and losses generally are excluded from these calculations.

           Income calculated for the purpose of determining the Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

           Other Advertisement Matters
           The Fund may advertise other forms of performance. For example, the Fund may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period.

           The Fund may also include various information in its advertisements. Information included in the Fund's advertisements may include, but is not limited to (i) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity, (ii) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents, (iii) information regarding the effects of automatic investment and systematic withdrawal plans, including the principle of dollar cost averaging, (iv) descriptions of the Fund's portfolio manager(s) and the portfolio management staff of the Investment Manager or summaries of the views of the portfolio managers with respect to the financial markets, (v) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period, (vi) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan and (vii) the net asset value, net assets or number of shareholders of the Fund as of one or more dates.

           The Fund may advertise information regarding the effects of periodic investment, including the principle of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in the Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not ensure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in the Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                           Systematic               Share               Shares
               Period      Investment               Price              Purchased
               ------      ----------               -----              ---------
                  1           $100                   $10                 10.00
                  2           $100                   $12                  8.33
                  3           $100                   $15                  6.67
                  4           $100                   $20                  5.00
                  5           $100                   $18                  5.56
                  6           $100                   $16                  6.25
                              ----                   ---                  ----

           Total Invested     $600     Avg. Price $15.17    Total Shares 41.81

           SHAREHOLDER RIGHTS

           The Company was organized under Maryland law on August 16, 1995 under the name Waterhouse Investors Cash Management Fund, Inc. and was renamed under its current name on December 18, 1997. The shares of the Company are divided into four investment portfolios (or series) constituting separate portfolios of investments, with various investment objectives and policies.

           Each investment portfolio issues shares of common stock in the Company. Shares of the Company have equal rights with respect to voting, except that the holders of shares of the Fund will have the exclusive right to vote on matters affecting only the rights of the holders of the Fund. For example, holders of a particular investment portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to such investment portfolio. Shareholders of the investment portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Company voting together for the election of directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

           The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

           The Articles of Incorporation permit the directors to issue the following number of full and fractional shares, par value $.0001, of the investment portfolios: 60 billion shares of the Money Market Portfolio; 20 billion shares of the U.S. Government Portfolio; 20 billion shares of the Municipal Portfolio; and [ ] [billion/million] shares of the Dow Jones Industrial Average Index Fund. Each investment portfolio share is entitled to participate pro rata in the dividends and distributions from that investment portfolio.

           As described in each Prospectus, the Company will not normally hold annual shareholders' meetings. Under Maryland law and the Company's By-Laws, an annual meeting is not required to be held in any year in which the election of directors is not required to be acted upon under the Investment Company Act. The Company's By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the corporation entitled to be voted at such meeting to the extent permitted by Maryland law.

           Each director serves until the next election of directors and until the election and qualification of his successor or until such director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of directors at such time as less than a majority of the directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

PART C

OTHER INFORMATION

WATERHOUSE INVESTORS FAMILY OF FUNDS, INC.

Item 24. Financial Statements and Exhibits.

         (a)      Financial Statements included in Part A of this filing:

                           None

                  Financial Statements included in Part B of this filing:

                           None


         (b)      Exhibits

         (1)(a)   Articles of Incorporation (Incorporated by Reference to
                  Exhibit 1 to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on June 20, 1996)

            (b) Articles of Amendment to Articles of Incorporation dated December 18, 1997 (Incorporated by Reference to Exhibit 1(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on December 19, 1997)


         (2)      By-Laws, as amended to date*

         (3)      Inapplicable

         (4) Instruments Defining Shareholder Rights (Incorporated by Reference to Exhibits 1 and 2 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on June 20, 1996)

         (5)(a)(i)Investment Management Agreement between Registrant and Waterhouse Asset Management, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated October 15, 1996 (Incorporated by Reference to Exhibit 5 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on February 28, 1997)

           (ii) Amendment to Investment Management Agreement between Registrant and Waterhouse Asset Management, Inc. relating to the provision of services to Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund, to be filed by amendment


         (6)(a)(i)Distribution Agreement between Registrant and Funds Distributor, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 15, 1995**

             (ii) Amendment to Distribution Agreement between Registrant and
                  Funds Distributor, Inc., relating to the provision of services to Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund, to be filed by amendment

           (b)(i) Form of Agency Selling Agreement*

              (ii)Agency Selling Agreement for Waterhouse Securities, Inc. dated
                  February 15, 1996**

         (7)      Inapplicable

         (8)(a)(i)Custody Agreement between Registrant and The Bank of New York, on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 19, 1995**

             (ii) Amendment to Custody Agreement between Registrant and The Bank of New York, on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 10, 1997, to be filed by amendment

             (iii)Amendment to Custody Agreement between Registrant and The Bank of New York, relating to the provision of services to Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund, to be filed by amendment

           (b) Foreign Custody Manager Agreement between Registrant and The Bank of New York dated December 10, 1997, to be filed by amendment

         (9)(a)(i)Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and Waterhouse National Bank dated October 15, 1996 (Incorporated by Reference to Exhibit 9(a) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on February 28, 1997)

              (ii)Amendment to Transfer Agency and Dividend Disbursing Agency
                  Agreement between Registrant and Waterhouse National Bank, relating to the provision of services to Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund, to be filed by amendment


             (b)(i)Sub-Transfer Agency and Dividend Disbursing Agency Agreement
                   by and among Waterhouse National Bank, National Investor Services Corp. and Waterhouse Securities, Inc. on behalf of Registrant dated October 15, 1996 (Incorporated by Reference to Exhibit 9(b) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on February 28, 1997)

              (ii) Amendment to Sub-Transfer Agency and Dividend Disbursing
                   Agency Agreement by and among Waterhouse National Bank, National Investor Services Corp. and Waterhouse Securities, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 10, 1997, to be filed by amendment

              (iii)Amendment to Sub-Transfer Agency and Dividend Disbursing
                   Agency Agreement by and among Waterhouse National Bank, National Investor Services Corp. and Waterhouse Securities, Inc., relating to the provision of services to Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund, to be filed by amendment


             (c)   Form of Shareholder Servicing Plan*

             (d)(i)Form of Shareholder Services Agreement*

               (ii)Shareholder Services Agreement for Waterhouse Securities
                   Inc. dated October 15, 1996 (Incorporated by Reference to
                   Exhibit 9(d)(ii) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on February 28, 1997)

             (e)(i)Administration Agreement between Registrant and
                   Waterhouse Securities, Inc., dated June 11, 1997 (Incorporated by Reference to Exhibit 9(e) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on December 19, 1997)

               (ii)Amendment to Administration Agreement between Registrant and
                   Waterhouse Securities, Inc., relating to the provision of services to Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund, to be filed by amendment

             (f)(i)Subadministration Agreement between Waterhouse Securities,
                   Inc. and Funds Distributor, Inc. on behalf of Registrant (Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio) dated June 11, 1997 (Incorporated by Reference to Exhibit 9(f) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on December 19, 1997)

               (ii)Amendment to Sub-Administration Agreement between Waterhouse
                   Securities, Inc. and Funds Distributor on behalf of Registrant, relating to the provision of services to Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund, to be filed by amendment

             (g)(i)Accounting Services Agreement between Waterhouse Securities,
                   Inc. and Countrywide Fund Services, Inc. on behalf of Registrant (Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio) dated February 28, 1997 (Incorporated by Reference to Exhibit 9(g) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on December 19, 1997)

               (ii)Accounting Services Agreement between Waterhouse Securities,
                   Inc. and Countrywide Fund Services, Inc. on behalf of Registrant (Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio) dated December 10, 1997, to be filed by amendment

              (iii)Amendment to Accounting Services Agreement between
                   Waterhouse Securities, Inc. and Countrywide Fund Services, Inc. on behalf of Registrant, relating to the provision of services to Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund, to be filed by amendment

             (h)(i)State Registration Services Agreement between Registrant and
                   Clear Sky Corporation dated November 27, 1995**

               (ii)Amendment to State Registration Services Agreement between
                   Registrant and Clear Sky Corporation, relating to the provision of services to Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund, to be filed by amendment


         (10) Opinion and Consent of Shereff, Friedman, Hoffman and Goodman, LLP as to legality of the securities being registered*

         (11)     Inapplicable

         (12)     Inapplicable


         (13) (a) Subscription Agreement between Registrant and FDI Distribution Services, Inc. dated December 12, 1995**

              (b) Subscription Agreement between Registrant and FDI Distribution
                  Services, on behalf of Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund, to be filed by amendment


         (14) Model Waterhouse Securities, Inc. Individual Retirement Plan (Incorporated by Reference to Exhibit 14 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on February 28, 1997)


         (15)     Inapplicable

         (16) (a) Schedule for computation of each performance quotation for Money Market Portfolio**

              (b) Schedule for computation of each performance quotation for the U.S. Government Portfolio**

              (c) Schedule for computation of each performance quotation for
                  Municipal Portfolio**

              (d) Schedule for computation of each performance quotation for
                  Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund, to be filed by amendment

         (17)     Inapplicable


         (18)     Inapplicable

         Other Exhibit:
         Power of Attorney for George F. Staudter, Richard Dalrymple, Anthony J. Pace, Lawrence Toal and Theodore Rosen dated June 12, 1996 (Incorporated by Reference to Other Exhibit to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on February 28, 1997)

-------------

* Previously filed and incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on December 12, 1995.


** Previously filed and incorporated by reference to identically numbered Exhibit to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, filed on June 20, 1996.

Item 25. Persons Controlled by or under Common Control with Registrant.

         Not applicable.



Item 26. Number of Holders of Securities.

         As of November 28, 1997, the number of record holders of each class of securities of the Registrant were as follows:

         Title of Series                             Number of Record Holders

         Money Market Portfolio                                216,315
         U.S. Government Portfolio                              33,829
         Municipal Portfolio                                    17,533
         Dow Jones Industrial Average(SM) Index Fund                 0

Item 27. Indemnification.


         Section 2-418 of the General Corporation Law of the State of Maryland,
Article IX of the Registrant's Articles of Incorporation, filed as Exhibit
(b)(1) hereto, Article V of the Registrant's By-Laws, filed as Exhibit (b)(2) hereto, and the Investment Management Agreement, filed as Exhibit 5 hereto, provide for indemnification.

         The Articles of Incorporation and By-Laws provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or to its shareholders for damages.


         The Articles of Incorporation and By-Laws further provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and the Investment Company Act; that the Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with applicable law. The Board of Directors may, through by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation or By-Laws protects any director or officer of the Registrant against any liability to the Registrant or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.



         Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that
(i) the act or omission of the director was material to the matter giving rise to the proceeding; and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Section 2-418 permits indemnification to be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; however, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. A director may not be indemnified under Section

2-418 in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

         Unless limited by the Registrant's charter, a director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to above shall be indemnified against any reasonable expenses incurred by the director in connection with the proceeding. Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) a written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met; and (ii) a written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

         The indemnification and advancement of expenses provided or authorized by Section 2-418 may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

         Under Section 2-418, a corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors and a corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

         Under Section 2-418, a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of such Section. A corporation also may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with the foregoing. The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser.

         The following persons are the directors and officers of the Investment
Manager:

         DAVID HARTMAN*, Senior Vice President and Chief Investment Officer. From February 1995 through August 1995, Mr. Hartman served as Senior Vice President and Senior Portfolio Manager of Fixed Income Separate Accounts at Mitchell Hutchins - Paine Webber. Mr. Hartman also served in similar capacities for Kidder Peabody & Co. from 1983 to 1995.


         RICHARD H. NEIMAN*, Director and Secretary. Mr. Neiman has served as Executive Vice President, General Counsel, Director and Secretary of Waterhouse Investor Services, Inc. since July 1994. Mr. Neiman also serves in similar capacities for Waterhouse Securities, Inc. Mr. Neiman has served as General Counsel, Director and Secretary of Waterhouse National Bank and National Investor Services Corp. since July 1994 and September 1995, respectively.

         FRANK J. PETRILLI*, Director. Mr. Petrilli has served as President and Chief Operating Officer of Waterhouse Investor Services, Inc. since January 1995. Mr. Petrilli has served as a Director of Waterhouse National Bank and National Investor Services Corp. since March 1995 and September 1995, respectively. Prior to that, Mr. Petrilli served as President and Chief Operating Officer of American Express Centurion Bank from May 1993 to January 1995 and Chief Financial Officer from January 1991 to May 1993.

         M. BERNARD SIEGEL**, Senior Vice President, Chief Financial Officer and Treasurer. Mr. Siegel has served as Executive Vice President of Finance and Administration of Waterhouse Investor Services, Inc., since January 1997. Mr.

Siegel served as Chief Financial Officer of Waterhouse Investor Services, Inc., from November 1993 to January 1997. Mr. Siegel has served as Director of National Investor Services Corp. since September 1995. Prior to that, Mr. Siegel served as Chief Financial Officer and Chief Operating Officer of Fleet Brokerage Securities, Inc. from March 1986 to November 1993.

         MICHELE R. TEICHNER*, Senior Vice President Operations and Compliance. Ms. Teichner has been serving as Senior Vice President of Waterhouse Asset Management, Inc. since August 1996, with responsibility for operations and compliance. From August 1994 to July 1996, Ms. Teichner served as President of Mutual Fund Training & Consulting, Inc.

         LAWRENCE M. WATERHOUSE, Jr*., Director. Mr. Waterhouse has served as Chief Executive Officer and Chairman of Waterhouse Investor Services, Inc. since its inception in 1987. Mr. Waterhouse is the founder of Waterhouse Securities, Inc. and has served as Chief Executive Officer since its inception in March 1979. Mr. Waterhouse also serves as Chairman of Waterhouse National Bank and Director of National Investor Services Corp. since July 1994 and September 1995, respectively.

*        Address: 100 Wall Street, New York, NY 10005
**       Address: 55 Water Street, New York, NY 10041

Item 29.  Principal Underwriters.

         (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

                BJB Investment Funds
                The Brinson Funds
                Burridge Funds
                Harris Insight Funds Trust
                HT Insight Funds, Inc. d/b/a Harris Insight Funds
                The JPM Institutional Funds
                The JPM Pierpont Funds
                The JPM Series Trust
                The JPM Series Trust II
                Monetta Fund, Inc.
                Monetta Trust
                The Montgomery Funds
                The Montgomery Funds II
                The Munder Framlington Funds Trust
                The Munder Funds Trust
                The Munder Funds, Inc.
                Orbitex Group of Funds
                The PanAgora Institutional Funds
                RCM Capital Funds, Inc.
                RCM Equity Funds, Inc.
                St. Clair Funds, Inc.
                The Skyline Funds
                Waterhouse Investors Family of Funds, Inc.
                WEBS Index Fund, Inc.

         Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

         (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.

        Director, President and Chief Executive Officer  - Marie E. Connolly
        Executive Vice President                         - Richard W. Ingram
        Executive Vice President                         - Donald R. Roberson
        Senior Vice President                            - Michael S. Petrucelli
        Director, Senior Vice President, Treasurer and   - Joseph F. Tower, III
            Chief Financial Officer
        Senior Vice President                            - Paula R. David

        Senior Vice President                            - Allen B. Closser

        Senior Vice President                            - Bernard A. Whalen

         (c)      Not applicable.

Item 30. Location of Accounts and Records.


         All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant's Investment Adviser and Administrator, Waterhouse Asset Management, Inc. and Waterhouse Securities, Inc., respectively, 100 Wall Street, New York, New York 10005, or (i) in the case of records concerning custodial functions, at the offices of the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, New York 10286; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant's Transfer Agent, Waterhouse National Bank, 50 Main Street, White Plains, New York 10606, or Sub-Transfer and Dividend Disbursing Agent, National Investor Services Corp., 55 Water Street, New York, New York 10041; (iii) in the case of records concerning distribution, administration and certain other functions, at the offices of the Fund's Distributor and Sub-Administrator, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109; and (iv) in the case of records concerning fund accounting functions, at the offices of the Fund's fund accountant, Countrywide Fund Services Inc., 312 Walnut Street, Cincinnati, Ohio 45202.


Item 31. Management Services.

         Not applicable.

Item 32. Undertakings.

         (a)      Not applicable.

         (b) Registrant hereby undertakes to file a Post-Effective Amendment relating to the Dow Jones Industrial Average(SM) Index Fund, using reasonably current financial statements which need not be certified, within four to six months from the date the Fund commences investment operations.

         (c) Registrant will furnish each person to whom a prospectus relating to the Dow Jones Industrial Average(SM) Index Fund is delivered with a copy of the Fund's latest annual report to shareholders, upon request and without charge.


         (d) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders, if requested to do so by the holders of at least 10% of Registrant's then-outstanding shares.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 24th day of December, 1997.


WATERHOUSE INVESTORS FAMILY OF FUNDS, INC.
Registrant

By  /s/ Christopher J. Kelley
Christopher J. Kelley
Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below on behalf of the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                    DATE
---------                                   -----                    ----

/s/ Richard W. Ingram               President, Treasurer       December 24, 1997
Richard W. Ingram                   and Chief Financial
                                    Officer


George F. Staudter*                 Chairman of the Board      December 24, 1997
                                    and Director


Richard W. Dalrymple*               Director                   December 24, 1997


Theodore Rosen*                     Director                   December 24, 1997


Lawrence J. Toal*                   Director                   December 24, 1997


*By      /s/ Richard H. Neiman
         Richard H. Neiman
         Attorney-in-Fact pursuant to a power
         of attorney dated June 12, 1996
         (Incorporated by Reference to Other Exhibit to Post-
         Effective Amendment No. 3 to the Registration Statement
         on Form N-1A, File Nos. 33-96132; 811-9086, filed on
         February 28, 1997)

                                      C - 8